HSBC MUTUAL FUNDS TRUST
--------------------------------------------------------------------------------
GROWTH & INCOME FUND
--------------------------------------------------------------------------------
HSBC Asset Management Americas Inc. (GRAPHIC OMITTED)
--------------------------------------------------------------------------------


ANNUAL REPORT
December 31, 1997


Managed by:
HSBC ASSET MANAGEMENT AMERICAS INC.


Sponsored and distributed by:
BISYS FUND SERVICES

HSBC MUTUAL FUNDS TRUST
--------------------------------------------------------------------------------
GROWTH &INCOME FUND
--------------------------------------------------------------------------------
HSBC Asset Management Americas Inc. (GRAPHIC OMITTED)
--------------------------------------------------------------------------------

January 15, 1998

Dear Shareholder:

The year 1997 represented the third consecutive annual return of above 20% for the US equity market, as the S&P 500 Composite Index gained 33.4% on a total return basis for the year. Over the three year period, the S&P 500 Index returned 125.5% and included the shortest period in history that investors could have doubled their money in these stocks. While 1997 proved more volatile than the previous two calendar years, the bulletproof US market repeatedly evidenced its resilience to internal and external threats. This was apparent by the ability to fight off a Fed rate hike in late March, ongoing concerns of inflation - which failed to materialize but did cause the long bond yield to hit 7.17% in May, a much stronger dollar, and finally the Asian crisis in the fourth quarter. The latter threatened to derail the US market and resulted in the single largest one-day point decline ever for the Dow Jones Industrial Average. However, lower stock prices were immediately met with strong investor interest and the Average managed to recover nearly all of the loss within a week.

The economic backdrop remained very equity friendly in 1997, as above-average growth was accompanied by surprisingly muted inflation. Rates were quite volatile for much of the year, with the 30-year Treasury yield rising from 6.64% at year end 1996 to 7.17% by mid-April in the wake of a single and insignificant Fed tightening move in late March. Rates hovered around the 7% into June but declined, albeit not smoothly, during the second half and ended the year at 5.92%, a four year low and only 14 basis points from the all-time low set on October 15, 1993.

While the economic environment in itself was quite positive and supportive to equity valuations during the year, corporate profits were surprisingly strong and well ahead of expectations, providing the real impetus to the equity market. Corporate profits posted double-digit gains for four consecutive quarters, beginning the fourth quarter of 1996 (reported during the first quarter of 1997). Further fueling equity prices gains was a positive supply/demand dynamic as an estimated $190 billion came into US equity mutual funds in 1997 up from $180 billion in 1996, a new annual record. In addition, an intense level of consolidation activity continued as $541.6 billion in deals were announced through October alone, a new annual record with just 10 months of data available and well ahead of the $495 billion posted for all of 1996.

Sectorally, the Financial stocks led the market, up over 45%, benefitting from lower rates during the second half, strong fundamentals and by a torrid level of merger and acquisition activity. The Healthcare sector posted a very strong performance as well, up 41.5% for the year, driven by new products, strong current fundamentals, and a low interest rate environment which favored growth stocks. Communication Services also generated strong returns, with the sector up 37.2% on a price basis. However, the bulk of this gain came in the fourth quarter when the stocks rose nearly 20% benefitting from a more defensive climate as investors sought domestic players with a yield kicker, as well the heightened takeout speculation. Conversely, Basic Materials stocks turned in the worst annual performance, up a mere 6.8%, hurt by weak commodity prices throughout the year and then declining in the fourth quarter as concerns of a global downturn in demand became prevalent. Energy and Utilities were also relatively weak, the former due to weak crude prices, while the latter were ignored until the fourth quarter when defensiveness came back into favor. Finally, large capitalization (S&P 500) stocks outperformed the mid- and small-cap issues during the year, although the smaller stocks did manage yet another abortive mid-year rally.

Looking ahead, after a truly spectacular 1997, we are forecasting a positive, but closer to trendline return of approximately 10%-12% for the year ahead. We expect that corporate profit growth, a prime driver of the market in 1997, will be modestly constrained in 1998. Dampening results will be a lack of pricing power exacerbated by cheap Asian imports as the region is forced to ratchet up production in order to keep their economies afloat. However, we continue to believe that there is still margin expansion to be had, as the vast majority of profit improvements have accrued to only the largest domestic companies. In aggregate we expect earnings growth to move toward the 8% level down from the double-digit levels we have seen in 1997.

Other key supports to the market during 1998 should be a slow growth/low inflation environment favoring low[er] interest rates as it is unlikely that the Fed will need to move. Further, US Treasuries are expected to continue to be prized in the wake of the Asian turmoil keeping bond prices aloft and in turn, yields down. We are forecasting a slowdown in GDP growth back toward trendline levels of 2-2.5% but believe that consumer demand - two-thirds of the US economy
- given current levels of employment, confidence and interest rates, will keep the economy from slowing dramatically or stalling out in the face of weaker exports.

The supply/demand dynamic is expected to remain quite positive in 1998. Equity mutual fund inflows are expected to remain strong given the uncompelling yields on money market alternatives, the growing use of defined contribution (401K) plans and the recurrent nature of those cash flows. Further, overall demand is likely to be buoyed by foreign buyers who have been very underinvested in the U.S. market. We expect this global interest to be a function of the relatively `safe haven' standing of the US market compared to international equity markets as well as the strong[er] dollar. On the supply side, corporate stock repurchases continue to replace dividend increases as the favored method of `increasing shareholder value'. Finally, it is difficult to envision an end to the torrid pace of consolidation activity (via mergers and acquisitions) so prevalent in 1997, given the momentum coming into 1998.

In summary, while it is difficult to forecast a repeat of 1997 in a climate of modestly slowing earnings such as we envision for 1998, the continuing presence of many of the key drivers of last year's phenomenal equity market has the potential to yield a respectable annual return.

The HSBC Growth & Income Fund generated a gain of 27.42% on a net total return basis for 1997. Results lagged the S&P 500 Index, which rose 33.4% but outpaced peer medians as the Lipper Growth & Income Average rose 27.14%. As we have noted repeatedly over the last few YEARS active managers have simply been unable to keep up with the benchmark in part due to the significant inflows into Index funds, with new money chasing the largest stocks. Further, small and mid-caps stocks the traditional favorites of managers trying to boost performance of `large cap' funds - have continued to lag as noted above.

Going into 1998 we have constructed the Fund with fewer issues, stressing those sectors that we believe will outperform in a climate of low interest rates and slowing global demand. While we continued to hold well diversified multinationals, most companies selected tended to be in more stable industries such as pharmaceuticals, household products and bottling. Domestically-oriented stocks figure prominently in the portfolio with regional banks, insurers and food and drug retailers among our favorites.


HSBC Asset Management Americas Equity Team

The views expressed in this letter reflect those of the portfolio manager through the end of the period covered by the report as stated on the cover.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GROWTH & INCOME FUND VS. S&P 500 COMPOSITE STOCK INDEX

                                      CHART
                                [GRAPHIC OMITTED]

                           Average Annual Total Return
----------------------------------------------------------------
                                                        Inception
                    1 Year       5 Years     10 Years    (6/2/86)
----------------------------------------------------------------
Offering Price(1)   21.19%       15.49%       15.09%      13.09%
NAV(2)              27.42%       16.63%       15.63%      13.59%
----------------------------------------------------------------

               FUND(1)           S&P 500        LIPPER         FUND(2)
6/86           $10,000           $10,000        $10,000        $10,000
12/86          $ 9,860           $10,049        $10,134        $10,320
12/87          $ 9,780           $10,578        $10,400        $10,300
12/88          $11,300           $12,334        $12,310        $11,900
12/89          $14,190           $16,241        $15,236        $14,940
12/90          $13,560           $15,737        $14,322        $14,280
12/91          $17,890           $20,532        $18,277        $18,840
12/92          $19,280           $22,097        $20,038        $20,300
12/93          $21,440           $24,322        $22,967        $22,580
12/94          $20,439           $24,643        $22,811        $21,523
12/95          $27,696           $33,901        $29,882        $29,165
12/96          $32,656           $40,518        $36,082        $34,387
12/97          $41,610           $54,040        $45,856        $43,816


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(1) INCLUDES THE MAXIMUM SALES CHARGE OF 5.00%
(2) EXCLUDES THE MAXIMUM SALES CHARGE OF 5.00%

THE ABOVE ILLUSTRATION COMPARES A $10,000 INVESTMENT IN THE GROWTH &INCOME FUND ON JUNE 2, 1986 (DATE OF INCEPTION), TO A $10,000 INVESTMENT IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE LIPPER GROWTH AND INCOME FUND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

THE LIPPER GROWTH AND INCOME FUND INDEX IS AN INDEX BASED ON THIRTY LARGEST GROWTH AND INCOME MUTUAL FUNDS (EQUALLY WEIGHTED) TRACKED BY LIPPER ANALYTICAL SERVICES INCORPORATED.

BOARD OF TRUSTEES

JOHN P. PFANN*        Chairman and President, JPP Equities, Inc.

WOLFE J. FRANKL*      Former Director, North America, Berlin Economic
                      Development Corporation

HARALD PAUMGARTEN     President, Paumgarten and Company

ROBERT A. ROBINSON*   Trustee, Henrietta and B. Frederick H. Bugher Foundation

*Member of the Audit and Nominating Committees


--------------------------------------------------------------------------------
OFFICERS

WALTER B. GRIMM       PRESIDENT

ERIC F. ALMQUIST      SENIOR VICE PRESIDENT

KAREN DOYLE           VICE PRESIDENT

CHARLES L. BOOTH      VICE PRESIDENT

THOMAS LINE           TREASURER

STEVEN R. HOWARD      SECRETARY

ALAINA V. METZ        ASSISTANT SECRETARY

ROBERT L. TUCH        ASSISTANT SECRETARY

SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1997


                              GROWTH & INCOME FUND

                               SECURITY                                  VALUE
    SHARES                    DESCRIPTION                              (NOTE 2)
------------                 ------------                             ----------
               COMMON STOCKS (133.7%):
               AUTOMOTIVE PARTS (0.9%):
    10,700     Lear Corp.(b) ....................................     $  508,250
                                                                      ----------
               BANKING (14.4%):
    10,800     BANC ONE CORP ....................................        586,575
    23,700     Bank of New York Co., Inc. .......................      1,370,156
    19,100     BankAmerica Corp. ................................      1,394,300
     8,800     Chase Manhattan Corp. ............................        963,600
     4,700     Citicorp .........................................        594,256
    11,200     First Tennessee National Corp. ...................        747,600
    30,000     First Union Corp. ................................      1,537,500
    12,000     NationsBank Corp. ................................        729,750
                                                                      ----------
                                                                       7,923,737
                                                                      ----------
               BEVERAGES (4.4%):
    13,200     Coca-Cola Co. ....................................        879,450
    24,700     Coca Cola Enterprises, Inc. ......................        878,394
    19,000     PepsiCo, Inc. ....................................        692,312
                                                                      ----------
                                                                       2,450,156
                                                                      ----------
               CHEMICALS (4.3%):
   21,500      E.I. DU PONT DE NEMOURS & CO .....................      1,291,344
   15,500      Morton International, Inc. .......................        532,812
    9,700      PPG Industries, Inc. .............................        554,112
                                                                      ----------
                                                                       2,378,268
                                                                      ----------
               COMPUTERS & PERIPHERALS (10.2%):
   17,950      Cisco Systems, Inc.(b) ...........................      1,000,712
   14,800      Compaq Computer Corp. ............................        835,275
   18,400      Intel Corp. ......................................      1,292,600
   14,900      International Business Machines Corp. ............      1,557,981
   23,000      Sun Microsystems, Inc.(b) ........................        917,125
                                                                      ----------
                                                                       5,603,693
                                                                      ----------
               COMPUTER SOFTWARE (5.2%):
    9,900      BMC SOFTWARE, INC.(B) ............................        649,687
   14,400      Computer Associates International, Inc. ..........        761,400
   11,500      Microsoft Corp.(b) ...............................      1,486,375
                                                                      ----------
                                                                       2,897,462
                                                                      ----------

                              GROWTH & INCOME FUND

                               SECURITY                                  VALUE
   SHARES                     DESCRIPTION                              (NOTE 2)
------------                 ------------                             ----------
               COMMON STOCKS (CONTINUED)
               CONSUMER GOODS & SERVICES (4.0%):
    9,800      Nike, Inc., Class B ..............................     $  384,650
    8,200      Philip Morris Cos., Inc. .........................        371,562
   18,000      Procter & Gamble Co. .............................      1,436,625
                                                                      ----------
                                                                       2,192,837
                                                                      ----------
               COSMETICS & TOILETRIES (0.9%):
   14,000      Revlon, Inc.(b) ..................................        494,375
                                                                      ----------
               DIVERSIFIED (5.0%):
   14,800      AlliedSignal, Inc. ...............................        576,275
   22,300      General Electric Co. .............................      1,636,262
    6,600      Minnesota Mining & Manufacturing Co. .............        541,613
                                                                      ----------
                                                                       2,754,150
                                                                      ----------
               ELECTRIC UTILITY (1.4%):
   14,000      Duke Energy Corp. ................................        775,250
                                                                      ----------
               ELECTRICAL & ELECTRONIC (1.7%):
   16,300      Emerson Electric Co. .............................        919,931
                                                                      ----------
               ENERGY (0.9%):
   17,700      CalEnergy Co., Inc.(b) ...........................        508,875
                                                                      ----------
               ENTERTAINMENT (2.0%):
   11,100      Walt Disney Co ...................................      1,099,594
                                                                      ----------
               FINANCIAL SERVICES (8.4%):
    9,000      H.F. Ahmanson & Co. ..............................        602,437
   13,900      American Express Co. .............................      1,240,575
   20,800      Fannie Mae .......................................      1,186,900
   29,850      Travelers Group, Inc. ............................      1,608,169
                                                                      ----------
                                                                       4,638,081
                                                                      ----------
               FOOD PRODUCTS & SERVICES (5.9%):
   30,900      H.J. Heinz Co. ...................................      1,570,106
   15,700      Nabisco Holdings Corp., Class A ..................        760,469
   14,300      Safeway, Inc. (b) ................................        904,475
                                                                      ----------
                                                                       3,235,050
                                                                      ----------

                              GROWTH & INCOME FUND

                               SECURITY                                  VALUE
   SHARES                     DESCRIPTION                              (NOTE 2)
------------                 ------------                             ----------
               COMMON STOCKS (CONTINUED)
               HEALTHCARE (3.5%):
   23,100      HEALTHSOUTH Corp.(b) .............................     $  641,025
   19,800      Johnson & Johnson ................................      1,304,325
                                                                      ----------
                                                                       1,945,350
                                                                      ----------
               INDUSTRIAL GOODS & SERVICES (0.7%):
    5,500      United Technologies Corp. ........................        400,469
                                                                      ----------
               INSURANCE (3.7%):
   15,900      Allstate Corp. ...................................      1,444,913
    5,400      American International Group, Inc. ...............        587,250
                                                                      ----------
                                                                       2,032,163
                                                                      ----------
               MACHINERY & EQUIPMENT (3.3%):
   16,500      Applied Materials, Inc.(b) .......................        497,063
    6,600      Deere & Co. ......................................        384,863
   23,700      Ingersoll-Rand Co. ...............................        959,850
                                                                      ----------
                                                                       1,841,776
                                                                      ----------
               MEDICAL - HOSPITAL MANAGEMENT &
               SERVICES (1.1%):
   19,000      Tenet Healthcare Corp.(b) ........................        629,375
                                                                      ----------
               OFFICE EQUIPMENT & SERVICES (1.4%):
   12,400      Hewlett-Packard Co. ..............................        775,000
                                                                      ----------
               OIL & GAS EXPLORATION, PRODUCTION &
               SERVICES (10.5%):
   10,100      Consolidated Natural Gas Co. .....................        611,050
   24,000      Exxon Corp. ......................................      1,468,500
   12,100      Mobil Corp. ......................................        873,469
    3,016      Nabors Industries, Inc.(b) .......................         94,816
   11,500      Royal Dutch Petroleum Co., New York Shares .......        623,156
   15,400      Schlumberger Ltd. ................................      1,239,700
   35,600      Union Pacific Resources Group, Inc. ..............        863,300
                                                                      ----------
                                                                       5,773,991
                                                                      ----------
               PHARMACEUTICALS (12.0%):
   18,800      Bristol-Myers Squibb Co. .........................      1,778,950
   23,500      Eli Lilly & Co. ..................................      1,636,188
   24,700      Pfizer, Inc. .....................................      1,841,694
   11,000      Warner-Lambert Co. ...............................      1,364,000
                                                                      ----------
                                                                       6,620,832
                                                                      ----------

                              GROWTH & INCOME FUND

                               SECURITY                                  VALUE
   SHARES                     DESCRIPTION                              (NOTE 2)
------------                 ------------                             ----------
               COMMON STOCKS (CONTINUED)
               PRINTING & PUBLISHING (1.5%):
   13,400      Tribune Co. ......................................    $   834,150
                                                                     -----------
               RETAIL (10.6%):
   22,600      Home Depot, Inc. .................................      1,330,575
   10,290      May Department Stores Co. ........................        542,154
   26,900      Rite Aid Corp. ...................................      1,578,694
   11,500      TJX Cos., Inc. ...................................        395,313
   19,200      Toys R Us, Inc.(b) ...............................        603,600
   35,300      Wal-Mart Stores, Inc. ............................      1,392,144
                                                                      ----------
                                                                       5,842,480
                                                                     -----------
               STEEL (0.8%):
    8,600      Nucor Corp. ......................................        415,488
                                                                     -----------
               TELECOMMUNICATIONS (12.2%):
   17,100      Bell Atlantic Corp. ..............................      1,556,100
    8,100      BellSouth Corp. ..................................        456,131
   19,800      Lucent Technologies, Inc. ........................      1,581,525
   14,800      SBC Communications, Inc. .........................      1,084,100
   15,200      Tellabs, Inc.(b) .................................        803,700
   41,500      WorldCom, Inc.(b) ................................      1,255,375
                                                                     -----------
                                                                       6,736,931
                                                                     -----------
               TIRE & RUBBER (1.4%):
   12,000      Goodyear Tire & Rubber Co. .......................        763,500
                                                                     -----------
               TRANSPORTATION (1.5%):
    6,800      Delta Air Lines, Inc. ............................        809,200
                                                                     -----------
               Total Common Stocks (Cost - $58,424,481) .........     73,800,414
                                                                     -----------

                              GROWTH & INCOME FUND

                               SECURITY                                 VALUE
   SHARES                     DESCRIPTION                             (NOTE 2)
------------                 ------------                           -----------

               OPEN-END INVESTMENT COMPANIES (0.6%):
  336,000      Provident Institutional Temporary
               Investment Fun....................................   $   336,000
                                                                    -----------

               TOTAL OPEN-END INVESTMENT COMPANIES
               (COST - $336,000).................................       336,000
                                                                    -----------
               TOTAL INVESTMENTS (134.3%)
               (Cost - $58,760,481)(a)...........................    74,136,414
                                                                    -----------
               LIABILITIES IN EXCESS OF OTHER ASSETS (-34.3%)....   (18,941,670)
                                                                    -----------
               NET ASSETS (100.0%)...............................   $55,194,744
                                                                    ===========
--------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax purposes of $27,843. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

        UNREALIZED APPRECIATION                                     $16,636,547
        Unrealized depreciation                                      (1,288,457)
                                                                    -----------
        Net unrealized appreciation                                 $15,348,090
                                                                    ===========
 (b) Represents non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
   AS OF DECEMBER 31, 1997


                                                                       GROWTH &
                                                                     INCOME FUND
                                                                    ------------
ASSETS:
     Investments in securities, at value (cost $58,760,481) ....    $74,136,414
     Cash ......................................................            841
     Interest and dividends receivable .........................         68,439
     Receivable for capital shares sold ........................             50
     Receivable from investment securities sold ................     17,048,842
     Prepaid expenses ..........................................          8,973
                                                                    -----------
   Total Assets ................................................     91,263,559
                                                                    -----------
   LIABILITIES:
     Dividends payable .........................................        261,002
     Capital gain payable ......................................     35,553,410
     Payable for investment securities purchased ...............         95,167
     Accrued expenses and other payables:
       Investment advisory fees ................................         42,693
       Administration fees .....................................          7,957
       Custodian fees ..........................................          6,871
       Legal and audit fees ....................................         44,820
       Accounting and transfer agent fees ......................         16,265
       Deferred trustee payable ................................         22,558
       Other ...................................................         18,072
                                                                    -----------
   Total Liabilities ...........................................     36,068,815
                                                                    -----------
   Net Assets ..................................................    $55,194,744
                                                                    ===========
COMPUTATION OF NET ASSET VALUE:
     Net assets ................................................    $55,194,744
     Shares of beneficial interest issued and outstanding
       ($0.001 par value per share, unlimited number of
       shares authorized) ......................................      4,465,516
                                                                    -----------
     Net asset value ...........................................    $     12.36
     Maximum sales charge ......................................           5.00%
     Maximum offering price
       (Net Asset Value / (100% - Maximum Sales Charge)).........   $     13.01
                                                                    ===========
COMPOSITION OF NET ASSETS:
     Paid-in capital ...........................................    $34,778,728
     Undistributed net investment income .......................         36,028
     Accumulated undistributed net realized gains from
       investment transactions .................................      5,004,055
     Net unrealized appreciation from investments ..............     15,375,933
                                                                    -----------
   Net Assets, December 31, 1997 ...............................    $55,194,744
                                                                    ===========
SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
   FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                      GROWTH &
                                                                    INCOME FUND
                                                                   ------------
INVESTMENT INCOME:

  Dividends ..................................................     $  2,445,138
  Interest ...................................................              866
                                                                   ------------
Total Income .................................................        2,446,004
                                                                   ------------
EXPENSES:
  Advisory fees ..............................................          755,596
  Administration fees ........................................          206,072
  Co-administration and shareholder servicing fees ...........           96,166
  Audit fees .................................................           22,309
  Fund accounting fees .......................................            3,921
  Transfer agent fees ........................................           72,642
  Custodian fees .............................................           20,738
  Printing costs .............................................           32,529
  Registration fees ..........................................           19,441
  Legal fees .................................................           52,667
  Trustees' fees .............................................           12,459
  Other expenses .............................................           14,619
                                                                   ------------
  Total Gross Expenses .......................................        1,309,159
  Less: Fee waivers ..........................................         (164,994)
                                                                   ------------
Total Net Expenses ...........................................        1,144,165
                                                                   ------------
Net Investment Income ........................................        1,301,839
                                                                   ------------
NET REALIZED / UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions ..............       40,637,112
Net change in unrealized appreciation from investments .......       (4,934,551)
                                                                   ------------
Net Realized / Unrealized Gains from Investments .............       35,702,561
                                                                   ------------

Net Increase in Net Assets Resulting from Operations .........     $ 37,004,400
                                                                   ============

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              11

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                  GROWTH &
                                                                                                 INCOME FUND
                                                                                    ----------------------------------------
                                                                                         FOR THE               FOR THE
                                                                                       YEAR ENDED             YEAR ENDED
                                                                                    DECEMBER 31, 1997      DECEMBER 31, 1996
                                                                                    -----------------      -----------------
From Investment Activities:
OPERATIONS:
   Net investment income .......................................................      $   1,301,839            $   1,555,489
   Net realized gains from investment transactions .............................         40,637,112                9,426,589
   Net change in unrealized appreciation (depreciation)
     from investments ..........................................................         (4,934,551)               6,757,934
                                                                                      -------------            -------------
   Change in net assets resulting from operations ..............................         37,004,400               17,740,012
                                                                                      -------------            -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ..................................................         (1,305,354)              (1,555,489)
   In excess of net investment income ..........................................               --                     (2,224)
   From net realized gain from investment transactions .........................        (36,862,753)              (8,195,067)
                                                                                                               -------------
   Change in net assets from shareholder distributions .........................        (38,168,107)              (9,752,780)
                                                                                      -------------            -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued .................................................         30,839,794               87,476,893
   Dividends reinvested ........................................................            446,344                  304,665
   Cost of shares redeemed .....................................................       (115,615,426)             (21,143,109)
                                                                                      -------------            -------------
   Change in net assets from capital transactions ..............................        (84,329,288)              66,638,449
                                                                                      -------------            -------------
Change in net assets ...........................................................        (85,492,995)              74,625,681
                                                                                      -------------            -------------
NET ASSETS:
Beginning of year ..............................................................        140,687,739               66,062,058
                                                                                      -------------            -------------
End of year ....................................................................      $  55,194,744             $140,687,739
                                                                                      =============             ============
Accumulated net investment income
   included in net assets, end of year .........................................      $      36,028             $     39,543
                                                                                      =============             ============
SHARE TRANSACTIONS:
   Issued ......................................................................          1,740,537                5,433,181
   Reinvested ..................................................................             26,099                   20,597
   Redeemed ....................................................................         (5,941,405)              (1,287,720)
                                                                                      -------------            -------------
Change in shares ...............................................................         (4,174,769)               4,166,058
                                                                                      =============            =============

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     HSBC Mutual Funds Trust (the "Trust") was organized on November 1, 1989 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company with multiple investment portfolios, including the Growth & Income Fund (herein referred to as the "Fund").

     The Growth & Income Fund seeks as its investment objective to provide investors with long-term growth of capital and current income by investing, under ordinary market conditions, at least 65% of its total assets in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks. The balance of the Fund's assets may be invested in various types of fixed income and in money market instruments.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION: Investments in securities traded on an exchange are valued at the last quoted sales price on a given day, or if a sale is not reported for that day, at the mean between the most recent bid and asked prices. The bid price is used when no asked price is available. Investments in open-end investment companies are valued at their net asset value as reported by such investment companies. Short-term obligations having maturities of 60 days or less are valued at amortized cost, which approximates market value.

     TAXES: It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized capital gains to its shareholders for each taxable year. Therefore, no provision is required for federal income tax.

     DIVIDENDS AND DISTRIBUTIONS: The Fund intends to pay, as a semi-annual dividend, substantially all of its net investment income. Net capital gains, if any, are distributed at least annually.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     SECURITY TRANSACTIONS AND RELATED INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

     EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative net assets or another appropriate basis.

3.   PORTFOLIO SECURITIES

     Purchases and sales of securities (excluding short-term securities) for the
     year  ended   December  31,  1997  were   $89,409,660   and   $199,431,029,
     respectively.

4.   RELATED PARTY TRANSACTIONS

     The Trust retains HSBC Asset Management Americas Inc. to act as Investment Adviser for the Fund. HSBC Asset Management Americas Inc. is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Asset Management Americas Inc. furnishes investment guidance and policy direction in connection with the management of the portfolio of the Fund, subject to policies established by the Board of Trustees.

     As compensation for its services, HSBC Asset Management Americas Inc. is paid monthly advisory fees at the following annual rates:

                                                                          ADVISORY FEE RATE
                                                                          -----------------
                                                                           GROWTH & INCOME
                PORTION OF EACH FUNDS' AVERAGE DAILY NET ASSETS                  FUND
         --------------------------------------------------------         -----------------
         Up to $400 million ............................................        0.550%
         In excess of $400 million but not exceeding $800 million.......        0.505%
         In excess of $800 million but not exceeding $1.2 billion.......        0.460%
         In excess of $1.2 billion but not exceeding $1.6 billion.......        0.415%
         In excess of $1.6 billion but not exceeding $2.0 billion.......        0.370%
         In excess of $2.0 billion                                              0.315%

     For the year ended December 31, 1997, HSBC Asset Management Americas Inc. earned advisory fees of $755,596 from the Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership is a subsidiary of The BISYS Group, Inc. BISYS, with whom certain officers are affiliated, serves the Trust as distributor, administrator, transfer agent and fund accountant. Such officers are not paid any fees directly by the Fund for serving as officers of the Trust.

     In accordance with the terms of the Management and Administration Agreement and the Fund Accounting Agreement, BISYS is paid a monthly asset-based fee of 0.15% (annualized) of the Fund's first $200 million of average net assets; 0.125% of the Fund's next $200 million of average net assets; 0.10% of the Fund's next $200 million of average net assets; and 0.08% of the Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. For the year ended December 31, 1997, BISYS earned administrative fees of $137,244 from the Fund, net of fee waivers of $68,828.

     HSBC Asset Management Americas Inc. is paid a co-administration/shareholder servicer assistance fee of 0.07% of the Fund's average daily net assets. For the year ended December 31, 1997, HSBC Asset Management Americas Inc. waived all of its co-administration/shareholder servicer assistance fees. These waivers totaled $96,166 for the Fund.

     The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Fund to BISYS Fund Services for expenses incurred in connection with distribution services provided to the Fund not to exceed an annual rate of 0.50% for the Growth & Income Fund. The Fund did not incur any expenses with regards to the Plan for the year ended December 31, 1997. As distributor, BISYS is entitled to receive commissions on sales of shares of the Fund. For the year ended December 31, 1997, BISYS received $2,599 from commissions earned on sales of shares of the Fund, $694 of which was reallowed to affiliated broker/dealers of the Fund.

     The Fund may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles record keeping and provides certain administration services for its customers who invest in the Fund through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments for the performance of its service under the Service Agreement. The payments from the Fund on an annual basis will not exceed 0.35% of the average value of the Fund's shares held in the subaccounts of the Service Organizations. During the year ended December 31, 1997, the Fund did not enter into any Service Agreements.

     A partner of Baker & McKenzie, legal counsel to the Trust, also serves as Secretary of the Trust. For the year ended December 31, 1997, the Fund incurred legal fees of $52,667.

5.   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     During the year ended December 31, 1997, the Fund declared mid-term capital gain distributions of $18,142,394 and long-term capital gain distributions of $10,342,608. For the taxable year ended December 31, 1997, 18.63% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                     GROWTH & INCOME FUND


                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------------------------------
                                                           1997              1996            1995           1994           1993
                                                         -------           --------        -------        -------        -------
Net Asset Value, Beginning of Year                        $16.28            $ 14.77        $ 11.93        $ 12.87        $ 12.02
                                                         -------           --------        -------        -------        -------
Investment Activities
   Net investment income ..........................         0.18               0.18           0.30           0.29           0.33
   Net realized and unrealized
     gains (losses) from investment transactions ..         4.28**             2.46           3.64          (0.67)          1.00
                                                         -------           --------        -------        -------        -------
   Total from Investment Activities ...............         4.46               2.64           3.94          (0.38)          1.33
                                                         -------           --------        -------        -------        -------
Distributions
   From net investment income .....................        (0.19)             (0.18)         (0.30)         (0.29)         (0.33)
   From net realized gains ........................        (8.19)             (0.95)         (0.80)         (0.15)         (0.15)
   In excess of net realized gains ................           --                 --             --          (0.12)            --
                                                         -------           --------        -------        -------        -------
   Total Distributions ............................        (8.38)             (1.13)         (1.10)         (0.56)         (0.48)
                                                         -------           --------        -------        -------        -------
Net Asset Value, End of Year ......................      $ 12.36           $  16.28        $ 14.77        $ 11.93        $ 12.87
                                                         =======           ========        =======        =======        =======
Total Return(a) ...................................        27.42%             17.90%         33.11%         (2.97)%        11.23%
Ratios/Supplemental Data:
   Net Assets at end of year (000) ................      $55,195           $140,688        $66,062        $64,999        $77,718
   Ratio of expenses to average net assets ........         0.83%              0.85%          0.94%          0.78%          0.23%
   Ratio of net investment income to
     average net assets ...........................         0.95%              1.43%          2.06%          2.25%          2.95%
   Ratio of expenses to average net assets* .......         0.95%              0.96%          0.97%          0.86%          0.88%
   Ratio of net investment income to
     average net assets* ..........................         0.83%              1.32%          2.03%          2.17%          2.30%
   Average Commission Rate Paid(b) ................      $0.0583            $0.0572             --             --             --
   Portfolio Turnover Rate ........................        69.07%             61.68%         52.77%         23.31%         14.25%

--------------
* DURING THE YEAR, CERTAIN FEES WERE VOLUNTARILY REDUCED AND/OR REIMBURSED. IF SUCH VOLUNTARY FEE REDUCTIONS AND/OR EXPENSE REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.
** In addition to the net realized and unrealized gains from investment transactions, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(a)  Excludes sales charge.
(b) Represents the dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased or sold for which commissions were charged. Disclosure is not required for periods prior to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees
HSBC Mutual Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Growth & Income Fund (one of the portfolios comprising HSBC Mutual Funds Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth & Income Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.



/s/ ERNST & YOUNG LLP

NewYork, New York
February 13, 1998

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


HSBC(SERVICE MARK) MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus,Ohio 43219

INFORMATION:
(800) 634-2536

INVESTMENT ADVISER
HSBC Asset Management Americas Inc.
140 Broadway (6th Floor)
New York, New York 10005-1180

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

LEGAL COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Fund are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates.In addition, such shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and may involve investment risks, including the possible loss of principal.

                                                                            2/98